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                                                                   EXHIBIT 10.5b


                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------

     This Amendment to Employment Agreement (the "Amendment") is entered into this 1st day of March, 1999, by and between ALARON.COM HOLDING CORPORATION (f/k/a ALARON.COM CORPORATION), a Delaware corporation ("Alaron"), and BARRY ISAACSON, an individual resident of the State of Illinois ("Employee").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -
     WHEREAS, Alaron and Employee have entered into that certain employment agreement dated March 1, 1999 (the "Agreement"); and

     WHEREAS, Alaron and Employee desire to amend the Agreement pursuant to the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Effective as of March 1, 1999, Employee's Base Salary (as defined in the Agreement) shall be $121,000.00.

     2. The terms and conditions of the Agreement, except to the extent amended herein, are hereby ratified and approved and remain in full force and effect.

     3. This Amendment may be signed in counterparts, each of which shall constitute an original, and all of which when taken together shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

EMPLOYEE:                                 ALARON.COM HOLDING CORPORATION

/s/ Barry Isaacson                        By: /s/ Steven Greenberg
--------------------------------              ---------------------------------
Barry Isaacson                                    Steven Greenberg, President

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